                                                                    EXHIBIT 99.4

                     POLYVISION CORPORATION & SUBSIDIARIES

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

                  FOR THE TWELVE MONTHS ENDING APRIL 30, 1998

                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                           ALLIANCE
                                                                           POLYVISION    INTERNATIONAL    PRO FORMA
                                                                           CORPORATION       GROUP       ADJUSTMENTS   PRO FORMA
                                                                           -----------   -------------   -----------   ---------
Net sales................................................................    $34,167        $60,667                     $94,834
Cost of goods sold.......................................................     24,286         40,463        $   327(A)    65,076
                                                                           -----------   -------------   -----------   ---------
Gross profit.............................................................      9,881         20,204           (327)      29,758
  Selling, general and administrative....................................      8,344         12,243                      20,587
  Research and development...............................................     --                443                         443
  Amortization of goodwill...............................................        145            832            619(B)     1,596
                                                                           -----------   -------------   -----------   ---------
    Total operating expenses.............................................      8,489         13,518            619       22,626

Operating profit (loss)..................................................      1,392          6,686           (946)       7,132
  Interest income........................................................     --                 30                          30
  Interest expense.......................................................       (839)        (2,889)        (4,927)(C)   (8,655)
  Other income (expense).................................................        472           (778)           210(D)       (96)
                                                                           -----------   -------------   -----------   ---------
    Total other expense, net.............................................       (367)        (3,637)        (4,717)      (8,721)

Income (loss) before taxes...............................................      1,025          3,049         (5,663)      (1,589)
Income tax expense (benefit).............................................         15          1,232         (1,715)(E)     (468)
                                                                           -----------   -------------   -----------   ---------
Net income (loss)........................................................      1,010          1,817         (3,948)      (1,121)
Preferred stock dividends................................................      1,545         --                 61(F)     1,606
                                                                           -----------   -------------   -----------   ---------
Net income (loss) available to common shareholders.......................    $  (535)       $ 1,817        $(4,009)     $(2,727)
                                                                           -----------   -------------   -----------   ---------
                                                                           -----------   -------------   -----------   ---------
Earnings (loss) per share of common stock:
  Basic..................................................................    $ (0.06)                                   $ (0.19)
                                                                           -----------                                 ---------
                                                                           -----------                                 ---------
  Diluted................................................................    $ (0.06)                                   $ (0.19)
                                                                           -----------                                 ---------
                                                                           -----------                                 ---------
Average common shares outstanding:
  Basic..................................................................      8,562                         5,531(G)    14,093
                                                                           -----------                   -----------   ---------
                                                                           -----------                   -----------   ---------
  Diluted................................................................      8,562                         8,514(G)    17,076
                                                                           -----------                   -----------   ---------
                                                                           -----------                   -----------   ---------

                     POLYVISION CORPORATION & SUBSIDIARIES

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME

                   FOR THE SIX MONTHS ENDING OCTOBER 31, 1998

                (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                           ALLIANCE
                                                                           POLYVISION    INTERNATIONAL    PRO FORMA
                                                                           CORPORATION       GROUP       ADJUSTMENTS   PRO FORMA
                                                                           -----------   -------------   -----------   ---------
Net sales................................................................    $21,950        $35,329                     $57,279
Cost of goods sold.......................................................     15,444         23,444       $    107(A)    38,995
                                                                           -----------   -------------   -----------   ---------
Gross profit.............................................................      6,506         11,885           (107)      18,284
  Selling, general and administrative....................................      4,269          6,536                      10,805
  Research and development...............................................     --                227                         227
  Amortization of goodwill...............................................         72            526            200(B)       798
                                                                           -----------   -------------   -----------   ---------
    Total operating expenses.............................................      4,341          7,289            200       11,830

Operating profit (loss)..................................................      2,165          4,596           (307)       6,454
  Interest income........................................................     --                 14                          14
  Interest expense.......................................................       (450)        (1,685)        (2,192)(C)   (4,327)
  Other income (expense).................................................        (85)          (315)           180(D)      (220)
                                                                           -----------   -------------   -----------   ---------
    Total other expense, net.............................................       (535)        (1,986)        (2,012)      (4,533)

Income (loss) before taxes...............................................      1,630          2,610         (2,319)       1,921
Income tax expense (benefit).............................................     --              1,749           (720)(E)    1,029
                                                                           -----------   -------------   -----------   ---------
Net income (loss) from continuing operations.............................      1,630            861         (1,599)         892
Preferred stock dividends................................................     --             --                803(F)       803
                                                                           -----------   -------------   -----------   ---------
Net income (loss) from continuing operations available to common
  shareholders...........................................................    $ 1,630        $   861       $ (2,402)     $    89
                                                                           -----------   -------------   -----------   ---------
                                                                           -----------   -------------   -----------   ---------
Earnings (loss) per share of common stock:
  Basic..................................................................    $  0.19                                    $  0.01
                                                                           -----------                                 ---------
                                                                           -----------                                 ---------
  Diluted................................................................    $  0.19                                    $  0.01
                                                                           -----------                                 ---------
                                                                           -----------                                 ---------
Average common shares outstanding:
  Basic..................................................................      8,562                         5,531(G)    14,093
                                                                           -----------                   -----------   ---------
                                                                           -----------                   -----------   ---------
  Diluted................................................................      8,785                         8,378(G)    17,163
                                                                           -----------                   -----------   ---------
                                                                           -----------                   -----------   ---------

                             POLYVISION CORPORATION

                       UNAUDITED PRO FORMA BALANCE SHEET

                             AS OF OCTOBER 31, 1998

                             (AMOUNTS IN THOUSANDS)

                                                                                            ALLIANCE
                                                                            POLYVISION    INTERNATIONAL    PRO FORMA
                                                                            CORPORATION       GROUP       ADJUSTMENTS   PRO FORMA
                                                                            -----------   -------------   -----------   ---------
ASSETS

Current assets:
  Cash and cash equivalents...............................................    $   165        $ 1,283        $--         $  1,448
  Accounts receivable, net................................................      8,403         12,868                      21,271
  Inventories.............................................................      4,911          7,213            792(H)    12,916
  Costs and estimated earnings in excess of billings on uncompleted
    contracts.............................................................      1,390         --                           1,390
  Other current assets....................................................        531            986                       1,517
                                                                            -----------   -------------   -----------   ---------
    Total current assets..................................................     15,400         22,350            792       38,542
Property, plant and equipment, net........................................      1,535         15,098          1,364(I)    17,997
Goodwill, net.............................................................      3,620         26,853         31,386(J)    61,859
Other non-current assets..................................................         11          1,283          3,687(K)     4,981
                                                                            -----------   -------------   -----------   ---------
    Total assets..........................................................    $20,566        $65,584        $37,229     $123,379
                                                                            -----------   -------------   -----------   ---------
                                                                            -----------   -------------   -----------   ---------

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
  Short term borrowings...................................................    $ 3,736        $--            $(3,736)(L) $  --
  Current maturities of long-term debt....................................        302          2,143             23(L)     2,468
  Accounts payable........................................................      2,286          6,097                       8,383
  Accrued expenses........................................................      1,819          8,913           (300)(L)   10,432
  Other current liabilities...............................................        325             50                         375
                                                                            -----------   -------------   -----------   ---------
    Total current liabilities.............................................      8,468         17,203         (4,013)      21,658

Long-term debt, less current maturities...................................        102         32,657         39,563(L)    72,322
Indebtedness to The Alpine Group, Inc.....................................     13,026         --            (13,026)(M)       --
Other long-term liabilities...............................................        368          5,909            666(N)     6,943
                                                                            -----------   -------------   -----------   ---------
    Total liabilities.....................................................     21,964         55,769         23,190      100,923
Stockholders' equity (defict).............................................     (1,398)         9,815         14,039(M)    22,456
                                                                            -----------   -------------   -----------   ---------
    Total liabilities and stockholders' equity............................    $20,566        $65,584        $37,229     $123,379
                                                                            -----------   -------------   -----------   ---------
                                                                            -----------   -------------   -----------   ---------

                    POLYVISION CORPORATION AND SUBSIDIARIES

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. ADJUSTMENTS TO PRO FORMA FINANCIALS

(A) Reflects the increase in depreciation expense resulting from the allocation of a portion of the purchase price to property, plant and equipment.

(B) Reflects the increase in amortization expense resulting from the excess of the purchase price over the fair value of the net assets acquired amortized over 40 years.

(C) Reflects the increase in interest expense resulting from additional debt incurred as a result of the acquisition.

(D) Reflects the elimination of management fee charged to Alliance International Group by former owner.

(E) Reflects pro forma adjustments to income tax expense resulting from the transaction.

(F) Reflects the adjustment to preferred stock dividends resulting from the issuance of 9% preferred stock as a result of the acquisition.

(G) Reflects the adjustment to common and diluted stock outstanding from the issuance of common stock and warrants as a result of the acquisition and the Alpine exchange transaction.

(H) Reflects adjustments to the LIFO valuation of inventory.

(I) Reflects the allocation of a portion of the purchase price to property, plant and equipment based on estimated fair market values.

(J) The following reflects the preliminary allocation of the purchase price to the net assets acquired based upon estimated fair values of such assets:

                                                                                    AMOUNT
                                                                                      (IN
                                                                                  THOUSANDS)
                                                                                 -------------
Estimated acquisiton cost, including expenses..................................   $    77,748
Less: Historical book values of net assets at October 31, 1998.................        (9,815)
Write-up of property, plant and equipment......................................          (698)
Write-up of inventory..........................................................          (792)
Debt retired and assumed, including accrued interest...........................       (35,057)
                                                                                 -------------
                                                                                  $    31,386
                                                                                 -------------
                                                                                 -------------

(K) Reflects capitalization of deferred financing costs.

(L) Reflects adjustments to current and long-term debt and accrued interest resulting from additional debt incurred as a result of the acquisition.

(M) Reflects the recapitalization of PolyVision Corporation as a result of the Alpine exchange transaction and the elimination of the equity of Alliance International Group.

(N) Reflects additional deferred taxes recorded as a result of the allocation of a portion of the purchase price to property, plant and equipment.

2. UNUSUAL ITEMS

    The pro forma combined statements of income do not include certain non-recurring restructuring charges the Company expects to record in December 1998 as a result of a planned plant closure.

    In addition, the earnings per share calculation reflected in the pro forma combined statements of income excludes a one-time gain which the Company expects to record as a result of the Alpine exchange transaction.